                                                                   EXHIBIT 99.14

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS
                       FOR OWNIT, SERIES 2005-2

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                        $635,205,758
Aggregate Original Principal Balance                           $635,250,995
Number of Mortgage Loans                                              2,702

                                                 MINIMUM         MAXIMUM          AVERAGE (1)
                                                ---------      -----------        ----------
Original Principal Balance                      $  41,000      $   885,000      $      235,104
Outstanding Principal Balance                   $  40,951      $   885,000      $      235,087

                                                 MINIMUM         MAXIMUM        WEIGHTED AVERAGE (2)
                                                ---------      -----------      --------------------
Original Term (mos)                                   360              360                360
Stated remaining Term (mos)                           352              360                358
Loan Age (mos)                                          0                8                  2
Current Interest Rate                               5.000%           9.750%             6.460%
Initial Interest Rate Cap(4)                        3.000%           3.000%             3.000%
Periodic Rate Cap(4)                                1.000%           1.000%             1.000%
Gross Margin(4)                                     4.000%           9.250%             5.734%
Maximum Mortgage Rate(4)                           11.000%          15.750%            12.460%
Minimum Mortgage Rate(4)                            5.000%           9.750%             6.460%
Months to Roll(4)                                      16               60                 25
Original Loan-to-Value                              14.45%          100.00%             80.66%
Credit Score (3)                                      529              812                658

                                                 EARLIEST        LATEST
                                                 --------        ------
Maturity Date                                   07/01/2034     03/01/2035

                                                PERCENT OF                             PERCENT OF
LIEN POSITION                                 MORTGAGE POOL    YEAR OF ORIGINATION    MORTGAGE POOL
1st Lien                                          100.00%              2004               55.93%
2nd Lien                                            0.00               2005               44.07

OCCUPANCY                                                 LOAN PURPOSE
Primary                                            96.04% Purchase                        70.89%
Second Home                                         0.55 Refinance-Rate/Term               2.22
Investment                                          3.41 Refinance-Cashout                26.88

LOAN TYPE                                                   PROPERTY TYPE
Fixed Rate                                          0.12% Single Family                   79.59%
ARM                                                99.88  Condominium                      8.22
                                                          Planned Unit Development         7.94
                                                          Two- to Four-Family              4.24

AMORTIZATION TYPE
Fully Amortizing                                    0.00%
Interest Only                                     100.00
Balloon                                             0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                     NUMBER        AGGREGATE                                WEIGHTED     AVERAGE     WEIGHTED
                       OF          PRINCIPAL       PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF            MORTGAGE       BALANCE          MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL    PERCENT
MORTGAGE RATES       LOANS        OUTSTANDING        POOL         COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
----------------   ----------   ---------------   -----------   ---------   --------   -----------   ---------   -------   --------
5.500% or less          223     $    60,229,863       9.48%         5.397%     670     $   270,089     79.27%      94.26%   100.00%
5.501% to  6.000%       616         153,510,749      24.17          5.850      664         249,206     79.38       88.06    100.00
6.001% to  6.500%       701         171,099,685      26.94          6.355      667         244,079     80.09       64.57    100.00
6.501% to  7.000%       638         147,950,976      23.29          6.829      652         231,898     80.74       57.87    100.00
7.001% to  7.500%       278          54,733,996       8.62          7.321      642         196,885     83.21       55.94    100.00
7.501% to  8.000%       153          32,820,740       5.17          7.790      629         214,515     83.69       49.48    100.00
8.001% to  8.500%        58           9,376,929       1.48          8.282      635         161,671     87.66       61.34    100.00
8.501% to  9.000%        30           4,909,020       0.77          8.782      593         163,634     91.25       85.17    100.00
9.001% to  9.500%         4             425,000       0.07          9.251      581         106,250     95.34      100.00    100.00
9.501% to 10.000%         1             148,800       0.02          9.750      603         148,800     99.98      100.00    100.00
                      -----     ---------------     ------          -----      ---     -----------     -----      ------    ------
TOTAL:                2,702     $   635,205,758     100.00%         6.460%     658     $   235,087     80.66%      70.12%   100.00%
                      -----     ---------------     ------          -----      ---     -----------     -----      ------    ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 9.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.460% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                              OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF                   MORTGAGE     BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
REMAINING TERMS (MONTHS)    LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------------------   --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
349 to 360                  2,702     $ 635,205,758     100.00%      6.460%      658     $   235,087     80.66%    70.12%    100.00%
                           ------     -------------     ------       -----       ---     -----------     -----     -----     ------
TOTAL:                      2,702     $ 635,205,758     100.00%      6.460%      658     $   235,087     80.66%    70.12%    100.00%
                           ------     -------------     ------       -----       ---     -----------     -----     -----     ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER       AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                               OF         PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------------------------   --------  ---------------  ----------  --------   --------  -----------   --------   -------  -------
$ 50,000 or less                  5    $      239,488       0.04%     6.357%     654     $   47,898      54.38%    79.27%   100.00%
$ 50,001 to $100,000            195        16,226,012       2.55      7.051      634         83,210      83.10     89.54    100.00
$100,001 to $150,000            593        74,843,667      11.78      6.630      645        126,212      81.34     86.50    100.00
$150,001 to $200,000            486        85,201,820      13.41      6.483      649        175,312      80.69     81.59    100.00
$200,001 to $250,000            408        91,676,656      14.43      6.456      653        224,698      80.67     71.99    100.00
$250,001 to $300,000            311        85,429,693      13.45      6.465      658        274,694      80.61     63.47    100.00
$300,001 to $350,000            226        73,063,878      11.50      6.354      661        323,291      79.94     63.89    100.00
$350,001 to $400,000            195        73,212,510      11.53      6.439      668        375,449      80.89     53.36    100.00
$400,001 to $450,000            136        57,499,434       9.05      6.430      666        422,790      80.33     51.22    100.00
$450,001 to $500,000             71        33,707,655       5.31      6.298      676        474,756      81.22     69.12    100.00
$500,001 to $550,000             34        17,752,661       2.79      6.353      655        522,137      81.22     73.51    100.00
$550,001 to $600,000             22        12,745,235       2.01      6.271      671        579,329      79.75     86.69    100.00
$600,001 to $650,000              9         5,620,900       0.88      6.162      668        624,544      79.13    100.00    100.00
$650,001 to $700,000              6         4,090,050       0.64      6.067      698        681,675      73.98    100.00    100.00
$700,001 to $750,000              3         2,160,700       0.34      6.492      676        720,233      78.28    100.00    100.00
$850,001 to $900,000              2         1,735,400       0.27      6.186      664        867,700      77.45    100.00    100.00
                              -----    --------------     ------      -----      ---     ----------      -----    ------    ------
     TOTAL:                   2,702    $  635,205,758     100.00%     6.460%     658     $  235,087      80.66%    70.12%   100.00%
                              -----    --------------     ------      -----      ---     ----------      -----    ------    ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $40,951 to approximately $885,000 and the average outstanding principal balance of the Mortgage Loans was approximately $235,087.

PRODUCT TYPES

                     NUMBER       AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                       OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                     MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
PRODUCT TYPES         LOANS      OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------------   --------   --------------   ----------   --------   --------   -----------   --------   -------   -------
30 Year Fixed Loan         6    $      762,800      0.12%       7.174%     630      $   127,133    79.58%     100.00%   100.00%
2/28 LIBOR Loan        2,160       523,966,481     82.49        6.488      657          242,577    80.62       67.59    100.00
3/27 LIBOR Loan          331        63,757,096     10.04        6.311      657          192,620    81.62       79.98    100.00
5/25 LIBOR Loan          205        46,719,381      7.35        6.336      664          227,899    79.78       84.56    100.00
                       -----    --------------    ------        -----      ---      -----------    -----      ------    ------
TOTAL:                 2,702    $  635,205,758    100.00%       6.460%     658      $   235,087    80.66%      70.12%   100.00%
                       -----    --------------    ------        -----      ---      -----------    -----      ------    ------

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE   PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE            LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   -------------   ----------   --------   --------   -----------   --------   -------   --------
60 Month Interest-Only     2,696       634,442,958       1.00       0.065      658          235,328      0.81       0.70       1.00
120 Month Interest-Only        6           762,800       0.12       7.174      630          127,133     79.58     100.00     100.00
                           -----     -------------     ------       -----      ---      -----------     -----     ------     ------
TOTAL:                     2,702     $ 635,205,758     100.00%      6.460%     658      $   235,087     80.66%     70.12%    100.00%
                           -----     -------------     ------       -----      ---      -----------     -----     ------     ------

ADJUSTMENT TYPE

                   NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                     OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                  MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE    LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
---------------   --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
ARM                2,696     $ 634,442,958      99.88%      6.459%     658      $   235,328     80.66%     70.08%   100.00%
Fixed Rate             6           762,800       0.12       7.174      630          127,133     79.58     100.00    100.00
                   -----     -------------     ------       -----      ---      -----------     -----     ------    ------
TOTAL:             2,702     $ 635,205,758     100.00%      6.460%     658      $   235,087     80.66%     70.12%   100.00%
                   -----     -------------     ------       -----      ---      -----------     -----     ------    ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                  NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                    OF         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
GEOGRAPHIC       MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DISTRIBUTION      LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC       IO
--------------   --------   --------------   ----------   --------   --------   -----------   --------   -------   -------
Arizona              149    $   22,398,053       3.53%      6.550%     646      $   150,323     81.40%     92.22%   100.00%
California          1333       410,148,224      64.57       6.392      665          307,688     79.63      60.69    100.00
Colorado             266        47,020,935       7.40       6.237      645          176,770     80.69      92.05    100.00
Florida               26         4,217,205       0.66       7.107      631          162,200     87.40      90.31    100.00
Georgia              122        19,001,899       2.99       6.987      636          155,753     83.88      82.50    100.00
Idaho                 42         5,448,500       0.86       6.647      635          129,726     80.58      87.23    100.00
Indiana                8           712,082       0.11       6.839      643           89,010     84.98      90.45    100.00
Kentucky              30         3,532,462       0.56       6.955      630          117,749     84.59      96.20    100.00
Michigan              27         4,148,300       0.65       6.988      664          153,641     84.90      53.05    100.00
Minnesota              3           421,800       0.07       6.525      603          140,600     86.19     100.00    100.00
Missouri               1           121,500       0.02       6.500      665          121,500     79.99     100.00    100.00
Nevada                21         5,144,025       0.81       6.560      644          244,954     80.94      76.80    100.00
North Carolina        15         1,705,329       0.27       7.192      630          113,689     82.30      77.77    100.00
Ohio                 145        20,446,240       3.22       7.137      633          141,009     89.00      87.76    100.00
Oregon               151        25,376,784       4.00       6.604      656          168,058     82.16      81.81    100.00
South Carolina         1            91,450       0.01       7.500      654           91,450     79.98     100.00    100.00
Tennessee             24         2,622,540       0.41       6.903      623          109,273     82.25     100.00    100.00
Utah                  59         8,537,952       1.34       6.354      645          144,711     80.87      94.85    100.00
Washington           271        53,082,478       8.36       6.401      650          195,876     81.63      86.06    100.00
Wisconsin              8         1,028,000       0.16       8.126      612          128,500     88.25     100.00    100.00
                   -----    --------------     ------       -----      ---      -----------     -----     ------    ------
TOTAL:             2,702    $  635,205,758     100.00%      6.460%     658      $   235,087     80.66%     70.12%   100.00%
                   -----    --------------     ------       -----      ---      -----------     -----     ------    ------

No more than approximately 1.27% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS    LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
--------------------   --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less             17     $   3,139,280      0.49%       6.690%     601      $   184,664     44.30%    78.83%    100.00%
50.01% to 55.00%           10         2,433,000      0.38        6.608      611          243,300     53.06     94.86     100.00
55.01% to 60.00%           18         2,985,826      0.47        7.020      629          165,879     58.87     61.25     100.00
60.01% to 65.00%           17         3,971,140      0.63        6.426      605          233,596     62.81     77.98     100.00
65.01% to 70.00%           50        12,871,267      2.03        6.474      628          257,425     68.77     69.73     100.00
70.01% to 75.00%           93        26,807,824      4.22        6.495      639          288,256     74.40     68.27     100.00
75.01% to 80.00%        2,043       485,784,644     76.48        6.315      664          237,780     79.92     65.77     100.00
80.01% to 85.00%          100        24,829,284      3.91        6.962      628          248,293     84.27     90.89     100.00
85.01% to 90.00%          174        37,516,565      5.91        7.183      647          215,612     89.79     86.41     100.00
90.01% to 95.00%           85        19,383,671      3.05        6.827      647          228,043     94.47     95.65     100.00
95.01% to 100.00%          95        15,483,256      2.44        7.732      645          162,982     99.86     99.29     100.00
                        -----     -------------    ------        -----      ---      -----------     -----     -----     ------
TOTAL:                  2,702     $ 635,205,758    100.00%       6.460%     658      $   235,087     80.66%    70.12%    100.00%
                        -----     -------------    ------        -----      ---      -----------     -----     -----     ------

As of the Cut off Date, the Original Loan to Value Ratios of the Mortgage Loans ranged from 14.45% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan to Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

LOAN PURPOSE

                          NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC       IO
---------------------    --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                   1,896    $ 450,319,255      70.89%      6.407%     668      $   237,510     80.68%     63.15%   100.00%
Refinance - Cashout          730      170,772,284      26.88       6.566      634          233,935     80.59      86.62    100.00
Refinance - Rate Term         76       14,114,219       2.22       6.844      625          185,713     80.87      92.92    100.00
                           -----    -------------     ------       -----      ---      -----------     -----      -----    ------
TOTAL:                     2,702    $ 635,205,758     100.00%      6.460%     658      $   235,087     80.66%     70.12%   100.00%
                           -----    -------------     ------       -----      ---      -----------     -----      -----    ------

PROPERTY TYPE

                            NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                              OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE               LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
------------------------   --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
Single Family Residence      2,188    $ 505,558,796      79.59%      6.468%     657      $   231,060     80.91%     70.97%   100.00%
Condominium                    230       52,244,008       8.22       6.453      662          227,148     80.13      67.52    100.00
Planned Unit Development       193       50,442,600       7.94       6.316      654          261,361     78.89      78.51    100.00
Two-to-Four Family              91       26,960,354       4.24       6.589      680          296,268     80.37      43.53    100.00
                             -----    -------------     ------       -----      ---      -----------     -----      -----    ------
TOTAL:                       2,702    $ 635,205,758     100.00%      6.460%     658      $   235,087     80.66%     70.12%   100.00%
                             -----    -------------     ------       -----      ---      -----------     -----      -----    ------

DOCUMENTATION

                                     NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                       OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                    MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION                        LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
----------------------------------  --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation                    1,692   $ 360,341,768     56.73%     6.322%    643     $   212,968    81.14%   100.00% 100.00%
No Income Verification                  640     176,153,792     27.73      6.818     695         275,240    79.44      0.00  100.00
Full Documentation-Bank Statements      320      85,054,437     13.39      6.346     642         265,795    81.13    100.00  100.00
Limited Income Verification              50      13,655,760      2.15      6.170     666         273,115    80.78      0.00  100.00
                                      -----   -------------    ------      -----     ---     -----------    -----    ------  ------
TOTAL:                                2,702   $ 635,205,758    100.00%     6.460%    658     $   235,087    80.66%    70.12% 100.00%
                                      -----   -------------    ------      -----     ---     -----------    -----    ------  ------

OCCUPANCY

              NUMBER       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY      LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------   --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
Primary         2,579    $ 610,035,191      96.04%      6.430%     657      $   236,539     80.54%    70.00%    100.00%
Investment        108       21,677,295       3.41       7.153      678          200,716     83.81     74.90     100.00
Second Home        15        3,493,272       0.55       7.288      682          232,885     81.34     60.58     100.00
                -----    -------------     ------       -----      ---      -----------     -----     -----     ------
TOTAL:          2,702    $ 635,205,758     100.00%      6.460%     658      $   235,087     80.66%    70.12%    100.00%
                -----    -------------     ------       -----      ---      -----------     -----     -----     ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       OF         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE   MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)              LOANS      OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------   --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
0                         94    $  20,705,331       3.26%      6.828%      655     $   220,269     81.96%    67.02%    100.00%
1                      1,071      252,839,386      39.80       6.492       656         236,078     80.72     71.95     100.00
2                        369       84,043,062      13.23       6.110       657         227,759     80.29     80.83     100.00
3                        611      145,672,634      22.93       6.426       657         238,417     80.47     65.38     100.00
4                         88       20,903,118       3.29       6.529       657         237,535     80.39     64.71     100.00
5                        432      101,590,498      15.99       6.593       664         235,163     80.80     65.72     100.00
6                         24        5,674,917       0.89       6.640       654         236,455     81.77     76.60     100.00
7                         11        3,546,161       0.56       7.034       664         322,378     80.09     50.80     100.00
8                          2          230,650       0.04       7.933       719         115,325     95.00      0.00     100.00
                       -----    -------------     ------       -----       ---     -----------     -----     -----     ------
TOTAL:                 2,702    $ 635,205,758     100.00%      6.460%      658     $   235,087     80.66%    70.12%    100.00%
                       -----    -------------     ------       -----       ---     -----------     -----     -----     ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT    MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV       DOC       IO
-------------------    --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                       209    $ 40,273,422       6.34%      6.903%      647     $   192,696     82.13%    78.35%    100.00%
12 Months                  132      38,670,204       6.09       6.442       663         292,956     79.62     70.98     100.00
24 Months                1,742     426,386,496      67.13       6.456       659         244,768     80.41     66.09     100.00
36 Months                  577     119,271,759      18.78       6.341       655         206,710     81.46     81.05     100.00
60 Months                   42      10,603,876       1.67       6.330       670         252,473     80.13     74.83     100.00
                         -----    ------------     ------       -----       ---     -----------     -----     -----     ------
TOTAL:                   2,702    $635,205,758     100.00%      6.460%      658     $   235,087     80.66%    70.12%    100.00%
                         -----    ------------     ------       -----       ---     -----------     -----     -----     ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                  NUMBER      AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                    OF         PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL    PERCENT
CREDIT SCORES      LOANS     OUTSTANDING     POOL        COUPON     SCORE     OUTSTANDING      LTV        DOC       IO
-------------    --------   ------------   ----------   --------   --------   -----------   ---------   -------   -------
529 to 550            31    $  6,437,350       1.01%      7.512%     543      $   207,656     75.03%     95.22%    100.00%
551 to 575            93      19,249,929       3.03       7.428      563          206,988     76.99      95.23     100.00
576 to 600           205      40,739,782       6.41       6.935      589          198,731     79.83      96.17     100.00
601 to 625           545     115,699,819      18.21       6.387      613          212,293     81.20      96.62     100.00
626 to 650           502     116,963,089      18.41       6.388      639          232,994     81.40      84.46     100.00
651 to 675           519     122,323,592      19.26       6.424      662          235,691     80.86      63.73     100.00
676 to 700           334      83,627,194      13.17       6.384      687          250,381     80.45      51.58     100.00
701 to 725           232      65,863,456      10.37       6.331      711          283,894     80.47      38.02     100.00
726 to 750           120      30,602,019       4.82       6.320      737          255,017     80.28      32.70     100.00
751 to 775            81      23,129,572       3.64       6.329      762          285,550     80.78      43.65     100.00
776 to 800            32       8,659,556       1.36       6.309      786          270,611     81.35      49.57     100.00
801 to 812             8       1,910,400       0.30       6.362      807          238,800     80.00      34.55     100.00
                   -----    ------------     ------       -----      ---      -----------     -----      -----     ------
TOTAL:             2,702    $635,205,758     100.00%      6.460%     658      $   235,087     80.66%     70.12%    100.00%
                   -----    ------------     ------       -----      ---      -----------     -----      -----     ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 529 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 658.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER       AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                      OF         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF            MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
GROSS MARGINS        LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC       IO
----------------    --------   -------------   ----------   --------   --------   -----------   ---------   -------   -------
3.501% to 4.000%          4    $     863,962       0.14%      5.000%      642     $   215,990     78.93%     100.00%   100.00%
4.001% to 4.500%         93       24,175,357       3.81       5.389       670         259,950     79.79       97.81    100.00
4.501% to 5.000%        419      106,858,472      16.84       5.714       666         255,032     79.36       87.80    100.00
5.001% to 5.500%        624      152,071,780      23.97       6.081       661         243,705     79.70       81.90    100.00
5.501% to 6.000%        694      168,329,671      26.53       6.547       663         242,550     80.11       59.24    100.00
6.001% to 6.500%        483      106,286,457      16.75       6.946       651         220,055     81.87       58.59    100.00
6.501% to 7.000%        213       45,342,700       7.15       7.487       639         212,877     83.36       48.32    100.00
7.001% to 7.500%        104       20,041,990       3.16       7.909       627         192,711     83.15       50.21    100.00
7.501% to 8.000%         40        6,919,949       1.09       8.401       622         172,999     89.81       69.17    100.00
8.001% to 8.500%         19        3,252,820       0.51       8.785       593         171,201     89.99       82.85    100.00
8.501% to 9.000%          2          151,000       0.02       9.329       607          75,500    100.00      100.00    100.00
9.001% to 9.500%          1          148,800       0.02       9.750       603         148,800     99.98      100.00    100.00
                      -----    -------------     ------       -----       ---     -----------    ------      ------    ------
TOTAL:                2,696    $ 634,442,958     100.00%      6.459%      658     $   235,328     80.66%      70.08%   100.00%
                      -----    -------------     ------       -----       ---     -----------    ------      ------    ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.734% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM      MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES         LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC       IO
------------------    --------   -------------   ----------   --------   --------   -----------   --------   -------   -------
11.000% or less             7    $   1,714,056       0.27%      5.000%     658      $   244,865     79.43%    100.00%   100.00%
11.001% to 11.500%        216       58,515,807       9.22       5.409      670          270,907     79.26      94.09    100.00
11.501% to 12.000%        616      153,405,779      24.18       5.850      664          249,035     79.36      88.05    100.00
12.001% to 12.500%        699      170,719,685      26.91       6.355      667          244,234     80.09      64.55    100.00
12.501% to 13.000%        636      147,570,246      23.26       6.825      652          232,029     80.77      57.98    100.00
13.001% to 13.500%        276       54,656,896       8.61       7.318      643          198,032     83.20      55.08    100.00
13.501% to 14.000%        153       33,000,740       5.20       7.787      629          215,691     83.67      49.75    100.00
14.001% to 14.500%         58        9,376,929       1.48       8.282      635          161,671     87.66      61.34    100.00
14.501% to 15.000%         30        4,909,020       0.77       8.782      593          163,634     91.25      85.17    100.00
15.001% to 15.500%          4          425,000       0.07       9.251      581          106,250     95.34     100.00    100.00
15.501% to 16.000%          1          148,800       0.02       9.750      603          148,800     99.98     100.00    100.00
                        -----    -------------     ------       -----      ---      -----------     -----     ------    ------
TOTAL:                  2,696    $ 634,442,958     100.00%      6.459%     658      $   235,328     80.66%     70.08%   100.00%
                        -----    -------------     ------       -----      ---      -----------     -----     ------    ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.460% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER       AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED
                       OF         PRINCIPAL      PERCENT OF  WEIGHTED AVERAGE    PRINCIPAL     AVERAGE        PERCENT
NEXT RATE           MORTGAGE       BALANCE        MORTGAGE    AVERAGE  CREDIT     BALANCE      ORIGINAL        FULL       PERCENT
ADJUSTMENT DATE      LOANS       OUTSTANDING        POOL      COUPON    SCORE   OUTSTANDING      LTV           DOC          IO
---------------     --------     ------------    ----------  -------- --------  -----------    --------      --------     -------
July 2006                2       $    230,650        0.04%     7.933%   719       $115,325       95.00%         0.00%     100.00%
August 2006             10          3,366,811        0.53      7.015    663        336,681       79.83         48.18      100.00
September 2006          21          4,935,208        0.78      6.637    658        235,010       80.83         73.09      100.00
October 2006           338         81,955,502       12.92      6.620    664        242,472       80.63         63.48      100.00
November 2006           68         16,587,613        2.61      6.600    655        243,935       81.42         61.39      100.00
December 2006          496        120,768,707       19.04      6.480    657        243,485       80.48         62.63      100.00
January 2007           285         66,353,424       10.46      6.120    656        232,819       80.17         80.21      100.00
February 2007          870        212,845,036       33.55      6.507    655        244,649       80.70         69.17      100.00
March 2007              70         16,923,530        2.67      6.824    655        241,765       81.52         62.74      100.00
September 2007           1            394,250        0.06      6.990    619        394,250       95.00        100.00      100.00
October 2007            46          8,209,781        1.29      6.605    662        178,474       83.40         72.74      100.00
November 2007           10          2,463,682        0.39      6.078    673        246,368       76.76         64.95      100.00
December 2007           68         13,993,092        2.21      6.200    652        205,781       81.24         75.73      100.00
January 2008            49         10,191,389        1.61      6.055    660        207,988       81.92         82.84      100.00
February 2008          142         26,319,550        4.15      6.353    655        185,349       81.18         84.21      100.00
March 2008              15          2,185,351        0.34      6.746    668        145,690       84.38         83.46      100.00
August 2009              1            179,350        0.03      7.375    685        179,350       85.00        100.00      100.00
September 2009           2            345,459        0.05      6.282    629        172,730       80.00        100.00      100.00
October 2009            48         11,425,215        1.80      6.388    668        238,025       80.13         76.73      100.00
November 2009           10          1,851,824        0.29      6.492    655        185,182       76.02         94.21      100.00
December 2009           47         10,910,835        1.72      6.124    667        232,145       79.35         82.53      100.00
January 2010            35          7,498,249        1.18      6.102    662        214,236       79.13         83.57      100.00
February 2010           53         12,912,000        2.04      6.491    662        243,623       80.24         91.10      100.00
March 2010               9          1,596,450        0.25      6.982    643        177,383       83.28         89.81      100.00
                     -----       ------------      ------      -----    ---       --------       -----        ------      ------
TOTAL:               2,696       $634,442,958      100.00%     6.459%   658       $235,328       80.66%        70.08%     100.00%
                     -----       ------------      ------      -----    ---       --------       -----        ------      ------